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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K



                               Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported)   July 26, 1999
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                         AVTEL COMMUNICATIONS, INC.
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


          0-27580                                    87-0378021
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


501 Bath Street, Santa Barbara, California              93101
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 (Address of Principal Executive Offices)             (Zip Code)


                               (805) 884-6300
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            (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events.

        On July 26, 1999, AvTel Communications, Inc. announced that it had entered into a Letter of Intent with Platinum Equity Holdings, LLC, to sell its residential long distance business. For further information on this proposed transaction, please see the attached press release.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     Exhibits

                99.1 Press Release, dated July 26, 1999.





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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AVTEL COMMUNICATIONS, INC.



Dated: August 2, 1999                 By: /s/ Anthony E. Papa
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                                         Anthony E. Papa
                                         Chairman and Chief Executive Officer